UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 North Dearborn Street, 4th Floor,

Chicago, Illinois

(Address of Principal Executive Offices)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 26, 2022, as a result of internal compensation and tax reviews, certain accounting errors were uncovered and in consultation with Verano Holding Corp.’s (the “Company”) management, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company determined that the Company will be required to restate each of the previously issued financial statements set forth below (collectively, the “Prior Period Financials”), all of which should therefore no longer be relied upon.

1.	Company’s Unaudited Condensed Interim Consolidated Financial Statements for the Quarter Ended March 31, 2021, filed in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) on May 18, 2021, as amended on April 26, 2022 (“Q1 2021 Report”);
2.	Company’s Unaudited Condensed Interim Consolidated Financial Statements for the Quarter Ended June 30, 2021, filed in Canada on SEDAR on August 10, 2021, as amended on April 26, 2022 (“Q2 2021 Report”);
3.	Company’s Unaudited Condensed Interim Consolidated Financial Statements for the Quarter Ended September 30, 2021, filed in Canada on SEDAR on November 16, 2021, as amended on April 26, 2022 (“Q3 2021 Report”);
4.	Company’s Unaudited Interim Condensed Consolidated Financial Statements for the Quarter Ended March 31, 2022, set forth in the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022, and amended on June 17, 2022 (the “Form 10”) and filed in Canada on SEDAR on June 17, 2022 (“Q1 2022 Report”); and
5.	Company’s Audited Consolidated Financial Statements for the Year Ended December 31, 2021, set forth in the Form 10 and filed in Canada on SEDAR on May 2, 2022 (“Annual Report”).

Similarly, all related disclosures, previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company’s financial results in connection with the Prior Period Financials should no longer be relied upon.

On July 26, 2022, the Audit Committee determined that the Company’s stock-based compensation expense in connection with the Company’s restricted stock units was understated in each of the Prior Period Financials (i) primarily as a result of calculating such expense as if each restricted stock unit vested into one share of the Company’s Class A subordinate voting shares (“SV Shares”) instead of 100 SV Shares and (ii) to a lesser extent, as a result of, among other things, using the Black-Scholes option pricing model to value such restricted stock units instead of the date of grant trading price of the SV Shares underlying such restricted stock units, as listed on the Canadian Securities Exchange. As a result of such understated stock-based compensation expense, the Company’s tax expense in each of the Prior Periods Financials was overstated, and accordingly, the Company’s tax obligation will be reduced.

Additionally, the Audit Committee determined that the Company’s tax expense for the Q1 2022 Report was overstated due to a clerical error in the effective tax rate calculation, and accordingly, the Company’s tax obligation will be reduced.

The Company will, as soon as practicable, make the appropriate adjustments to the Prior Period Financials by filing amendments to the Q1 2021 Report, Q2 2021 Report, Q3 2021 Report, Q1 2022 Report and Annual Report on SEDAR and the Form 10 with the SEC, which, in each case, will include restated consolidated financial statements and any other appropriate revisions.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K with Baker Tilly US, LLP, the Company’s independent registered public accounting firm.

Item 7.01 Regulation FD Disclosure

On July 27, 2022, the Company issued a press release related to the matters described herein. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1 incorporated herein by reference, is furnished solely pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filings of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued on July 27, 2022

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking statements contained herein include, but are not limited to, statements or information with respect to the Company’s proposed restatement of the Prior Period Financials. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors discussed in the Company’s Form 10 filed on EDGAR at www.sec.gov. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: July 27, 2022	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer